Greenville, South Carolina (July 21, 2003) - KEMET Corporation (NYSE:KEM) today reported financial results for the fiscal quarter ended June 30, 2003. Net sales for the quarter were $105.4 million and net loss in the quarter was $(3.6) million, or $(0.04) per diluted share. Comparisons to prior periods are as follows:



Quarter Ended

---------------


Jun 2003
Mar 2003
Jun 2002

--------
--------
--------
(In Millions, Except Per Share Data)
Net Sales
$  105.4
$  106.5
$  124.0
Net earnings(loss)
    (3.6)
   (16.5)
     3.4
Net earnings(loss) per diluted share
$   (0.04)
$   (0.19)
$    0.04


"A key component of our strategy in recent quarters has been enhancing our presence in Asia," stated Dr. Jeffrey Graves, President and CEO. "KEMET's Asian sales in the June quarter grew by over 40% in units and over 15% in revenue relative to the March 2003 quarter. We are pleased with the response of our customers to our increased emphasis on globalization activities, including our recent announcement to move manufacturing facilities and local support nearer our customers in low-cost regions in the world.

"Overall, KEMET continues to be impacted by the sluggishness in the electronics industry, particularly in the corporate information technology and telecommunication equipment sectors. Compared to the March quarter, net revenue in the June quarter was down slightly, while total unit shipments were up approximately 13% and average selling prices declined approximately 4%. The June quarter sales growth from unit shipment increases, which were primarily smaller, high-volume products, essentially offset the reduction in revenue resulting from the decline in average selling prices.

 "Another key component of our strategy is accelerating the pace of innovations. Recently we announced KEMET's first acquisition of non-medical high-voltage and high-temperature ceramic capacitor and EMI filter product lines from Wilson Greatbatch Technologies. At our annual meeting, we will announce the organization of the KEMET Innovation Center. I believe these are important steps that will expand KEMET's relationships with the world's most successful electronics companies."

As of June 30, 2003, KEMET had $296.7 million in cash and short-term investments, $100.0 million in long-term debt, and $792.1 million in stockholders' equity.

The company will hold a conference call at 8:30 am ET Tuesday, July 22, 2003, to discuss the earnings release. The call will last approximately one hour, and after an initial presentation, questions will be taken as time permits. To access the call, participants in the United States should dial 1-800-416-8033, and participants outside the United States should dial 1-706-643-0979. Participants should reference "KEMET Corporation" and the Conference ID #: 1565749. An archived replay of the conference call will be available through midnight on August 21, 2003, by calling 1-800-642-1687 inside the United States and 1-706-645-9291 internationally, and referencing the Conference ID #.

KEMET's common stock is listed on The New York Stock Exchange under the symbol KEM. At the Investor Relations portion of the company's web site at http://www/KEMET.com/IR, users can subscribe to KEMET news releases and can find additional company information.

BUSINESS OUTLOOK
The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. Current negative trends in global economic conditions make it particularly difficult at present to predict product demand and other related matters.

* Sales of surface-mount capacitors were 76%, and sales of leaded parts were 24% of total sales for the June 2003 quarter.
* By region, 47% percent of total sales for the June 2003 quarter were to customers in North America, 30% were to Asia, 21% were to Europe, and 2% were to the rest of the world.
* On July 2, 2003, KEMET announced the reorganization of its operations around the world over the next two years. KEMET estimates it will incur special charges of approximately $35 million over the period of the reorganization related to movement of manufacturing operations. When the reorganization is complete, the company estimates this will yield an approximate one-year payback based on fiscal 2004 unit volumes, and a $50-60 million savings with volume recovery by fiscal 2006 if unit growth continues as it has in recent quarters. In addition, there will be a special charge of approximately $15 million reflecting the write-down of US manufacturing facilities to their residual value over the next seven quarters. The timing of the special charges is dependent on the timing of operational decisions, some of which have not been finalized yet, and on operational activities yet to occur. Below is the company's best estimate of the timing of the special charges, the actual timing of which may vary.










Quarter Ended

--------------



Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Total

------
------
------
------
------
------
------
-----
(In Millions)
Manufacturing relocation and employee








Termination costs
$  3
$  5
$  7
$  6
$  6
$  4
$  4
$ 35
Facilities write-down to residual value
   2
   2
   2
   2
   2
   2
   3
  15
Special pre-tax charges
$  5
$  7
$  9
$  8
$  8
$  6
$  7
$ 50









Special after-tax changes
$  3
$  5
$  6
$  5
$  5
$  4
$  5
$ 33


* Average selling prices for the June 2003 quarter decreased approximately 4% from average selling prices for the March 2003 quarter. As industry unit volumes increase due to improving end demand, the decline in average selling prices should moderate to more normal annual declines of 6% to 8% per year.


* For fiscal 2004, KEMET anticipates maintaining our investments in key customer relationships through our direct sales and customer service professionals, as well as our investments in research and development, to maintain our competitive position in the capacitor industry.























Fiscal Year Ended
Fiscal Quarter Ended

-------------------
---------------------


1999
2000
2001
2002
2003
Sep 2002
Dec 2002
Mar 2003
Jun 2003

----
----
----
----
----
--------
--------
--------
--------
(In Millions)
SG&A
$52.7
$55.2
$62.3
$54.4
$54.4
$13.3
$13.8
$13.4
$13.5
R&D
$22.1
$24.9
$27.2
$26.3
$25.3
$ 6.9
$ 5.6
$ 5.9
$ 6.0





















* Capital expenditures for the June 2003 quarter were $3 million. "Production capacity" is equipment that can be added incrementally during the year as market demand dictates. "Facilities and cost reduction" are long-term investments that maintain KEMET's ability to be cost competitive and to add space for new equipment lines as needed to respond to market demands.












Fiscal Year Ended March
Fiscal Quarter Ended

-------------------------
---------------------

1999
2000
2001
2002
2003
Sep 2002
Dec 2002
Mar 2003
Jun 2003

----
----
----
----
----
--------
--------
--------
--------

(In Millions)

Production capacity
$  35
$  61
$ 135
$  47
$  18
$   5
$   4
$   4
$   3
Facilities & Cost reduction
   24
   21
   76
   31
    4
    1
    2
    1
    -











$  59
$  82
$ 211
$  78
$  22
$   6
$   6
$   5
$   3

=====
=====
=====
=====
=====
=====
=====
=====
=====

* During the June 2003 quarter, inventories decreased $16 million to $168 million from $184 million at March 31, 2003. Raw materials and supplies decreased $10 million in the June 2003 quarter, and finished goods and work in process decreased $6 million.










Mar 1999
Mar 2000
Mar 2001
Mar 2002
Sep 2002
Dec 2002
Mar 2003
Jun 2003

----
----
----
----
----
--------
--------
--------

(In Millions)
Raw materials and supplies
$   45
$   53
$  115
$  118
$   97
$  102
$   91
$   81
Work in process and finished goods
    81
    78
   149
   141
   120
   108
    93
    87

------
------
------
------
------
------
------
------

$  126
$  131
$ 264
$  259
$  217
$  210
$  184
$  168

------
------
------
------
------
------
------
------









* Cash and short-term investments during the June 2003 quarter increased $33 million to $297 million from $264 million at March 31, 2003. Cash primarily increased due to a reduction in income tax receivable.

* The Board of Directors has authorized the purchase of up to 8.0 million shares of common stock on the open market. As of July 21, 2003, the net results of the company's stock repurchase program were purchases of a total of 2,100,000 shares at a weighted average cost of $18.24 per share. The company does not anticipate any further stock purchases under this authorization.

QUIET PERIOD
Beginning October 1, 2003, KEMET will observe a Quiet Period during which the Business Outlook as provided in this news release and the company's quarterly report on Form 10-Q will no longer constitute the company's current expectations. During the Quiet Period, the Business Outlook in these documents should be considered to be historical, applying prior to the Quiet Period only and not subject to update by the company. During the Quiet Period, KEMET representatives will not comment concerning the Business Outlook or KEMET's financial results or expectations. The Quiet Period will extend until the day when KEMET's next quarterly earnings release is published.

This release contains certain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. We intend that these forward-looking statements be subject to the safe harbor created by that provision. These forward-looking statements involve risks and uncertainties and include, but are not limited to, statements regarding future events and our plans, goals, and objectives. Our actual results may differ materially from these statements. These risks, trends, and uncertainties, which in some instances are beyond our control, include: risks associated with the cyclical nature of the electronics industry, the requirement to continue to reduce the cost of our products, the competitiveness of our industry, an increase in the cost of our raw materials, the location of several of our plants in Mexico, and the possible loss of key employees. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in these forward-looking statements will be realized. The inclusion of this forward-looking information should not be regarded as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved. Furthermore, past performance in operations and share price is not necessarily predictive of future performance.

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(Dollars in Thousands Except Per Share Data)
Unaudited

Three months ended

June 30,

-------------------

  2003
2002

 -------------
   ----------
Income Statement Data:


Net Sales
   $  105,362
   $  124,045
Cost of goods sold
       96,289
       100,953
Selling, general and administrative expenses
       13,546
       13,856
Research and development
        5,963
        6,780

   ----------
   ----------
Operating income (loss)
      (10,436)
        2,456



Interest expense
        1,572
        1,547
Interest income
         (760)
         (938)
Other income
       (1,384)
       (3,338)
Income tax expense (benefit)
       (6,293)
        1,763

   -----------
   -----------
Net earnings (loss)
   $   (3,571)
   $    3,422

   ===========
   ===========
Earnings Per Share Data:


Net earnings (loss) per share:


    Basic
   $    (0.04)
   $     0.04
    Diluted
   $    (0.04)
   $     0.04



Weight-average shares outstanding:


    Basic
   86,349,086
   86,078,012
    Diluted
   86,349,086
   86,956,317



KEMET CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheet
(Dollars in Thousands)
Unaudited







June 30, 2003
March 31, 2003

-------------
---------------
ASSETS





Cash and cash equivalents
$    291,498
$    263,585
Short-term investments
       5,198
           -
Accounts receivable, net
      50,013
      45,418
Inventories
     167,988
     184,074
Income tax refund receivable
           -
      24,640
Prepaid expenses and other current assets
       8,299
       6,120
Deferred income taxes
      22,103
      23,947

------------
------------
    Total current assets
     545,099
     547,784
Property, plant and equipment, net
     469,996
     485,166
Intangible assets, net
      43,460
      41,560
Other assets
      26,789
      26,500

------------
------------
    Total assets
$  1,085,344
$  1,101.010

============
============
Liabilities and Stockholders' Equity





Accounts payable trade
$     23,407
$     49,171
Accrued expenses
      30,303
      35,078
Income taxes payable
      23,739
           -

------------
------------
    Total current liabilities
      77,449
      88,249
Long-term debt
     100,000
     100,000
Other non-current obligations
      57,617
      57,617
Deferred income taxes
      58,158
      65,869

------------
------------
    Total liabilities
     293,224
     307,735



Common stock
         879
         879
Additional paid-in capital
     317,981
     318,545
Retained earnings
     503,344
     506,915
Accumulated other comprehensive loss
      (1,574)
      (2,996)
Treasury stock, at cost
     (28,510)
     (30,068)

------------
-----------=
    Total stockholders' equity
$    792,120
$    793,275

============
============